UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

Commission file number: 000-51911

Aamaxan Transport Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51911	20-5772205

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

Suite 6B, 1440 Hongqiao Road
Changning District
Shanghai
People's Republic of China 200336
(Address of Principal Executive Offices)(Zip Code)

011-86-215-080-5789
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 15, 2008, our Board of Directors approved the termination of Turner, Stone & Company, LLP, (“TSC”), as our independent registered public accounting firm.

Concurrent with this action, our Board of Directors appointed Albert Wong & Co. (“Albert Wong”), as our new independent certified public accounting firm. Albert Wong is located at 7th Floor of Nan Dao Commercial Buidling, 359-361 Queen’s Road, Central Hongkong. Albert Wong has been auditing the financial statements of Shanghai Atrip Medical Technology Co., Ltd, our wholly owned subsidiary.

Our consolidated financial statements for the years ended January 31, 2008 and 2007 were audited by TSC. TSC’s reports on our financial statements for the two most recent fiscal years, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained a qualification opinion as to the Company’s ability to continue as a going concern. Such opinions stated that, as of January 31, 2008 and January 31, 2007, the Company had no significant assets or working capital nor any business operations and had a significant deficit.

During the years ended January 31, 2008 and 2007 and through May 15, 2008, there were no disagreements with TSC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TSC, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company has provided TSC with a copy of this Form 8-K prior to its filing with the SEC and requested them to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of TSC’s letter to the SEC, dated May 15, 2008.

During the period the Company engaged TSC, neither the Company nor anyone on the Company's behalf consulted with Albert Wong regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized TSC to respond fully to all inquiries of Albert Wong.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By resolution of our Board of Directors on May 15, 2008, we changed our fiscal year from January 31 to December 31. Such change is reflected in the Amended and Restated Bylaws, which is attached herein as Exhibit 3.2.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

Exhibit 3.2	Amended and Restated Bylaws

Exhibit 16.1	Letter dated May 15, 2008 from Turner, Stone & Company, LLP, to the Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2008

Aamaxan Transport Group, Inc.
/s/ Chen Zhong
Chen Zhong
Chairman and Chief Executive Officer